Exhibit 4.2 - Class B Voting Stock Specimen - Facing page (Electronic version)



                         NPC INTERNATIONAL
                         GRAPHICAL LOGO
NUMBER NPB                                             SHARES


                         NPC INTERNATIONAL, INC.


CLASS B COMMON STOCK          INCORPORATED IN THE STATE     CUSIP 629360 20 7
      (NON-VOTING)                      OF KANSAS           SEE REVERSE
                                                            FOR CERTAIN
                                                            DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B
          COMMON STOCK (NON-VOTING) OF THE PAR VALUE OF $0.01 EACH OF

                         NPC INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of the Certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered with the Registrar.
     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated
                         NPC INTERNATIONAL, INC.
                         CORPORATE SEAL
                         KANSAS
Gene Bicknell                                     David G. Short
Chairman of the Board                                  Secretary

                                        Countersigned and Registered
                                        AMERICAN STOCK TRANSFER
                                        AND TRUST COMPANY
                                        (New York, New York)
                                        Transfer Agent and Registrar
                                        By
                                        Authorized Signature

Class B Voting Stock Specimen - Reversing page (Electronic version)

                         NPC INTERNATIONAL, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT --  as tenants by the entities
     JT TEN -- as joint tenants with right of survivorship and
          not as tenants in common
     UNIF GIFT MIN ACT -- (Custodian) Custodian (Minor) under
          Uniform Gifts to Minors Act (State)
     Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto Please insert social security or other identifying number of assignee__________ Please print or typewrite name and address including postal zip code of assignee____
________________________________________________________________
________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___
_____________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, __________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

Signature  X_______________________
Signature  X_______________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR
INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND
EXCHANGE ACT OF 1934, AS AMENDED. SIGNATURE(S) GUARANTEED BY: